UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-09891

BNY Mellon Opportunity Funds
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	07/31
Date of reporting period:	07/31/19

The following N-CSR relates only to the Registrant's series listed below and does not relate to any series of the Registrant with a different fiscal year end and, therefore, different N-CSR reporting requirements.  A separate N-CSR will be filed for any series with a different fiscal year end, as appropriate.

BNY Mellon Japan Womenomics Fund

FORM N-CSR

Item 1.             Reports to Stockholders.

BNY Mellon Japan Womenomics Fund

ANNUAL REPORT July 31, 2019

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

BNY Mellon Japan Womenomics Fund	The Fund

A LETTER FROM THE PRESIDENT OF BNY MELLON INVESTMENT ADVISER, INC.

Dear Shareholder:

We are pleased to present this annual report for BNY Mellon Japan Womenomics Fund (formerly Dreyfus Japan Womenomics Fund), covering the period from September 13, 2018 through July 31, 2019. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Throughout the reporting period, the U.S. economy remained relatively healthy, while other developed economies weakened. In the U.S., robust expansion and corporate earnings supported stocks, whereas in other developed markets, declines that began early in 2018 continued.

But stock markets weakened across the board in the fourth quarter of 2018 due in part to concerns about rising interest rates, trade tensions and slowing global growth. In December 2018, stocks experienced a sharp sell-off, as it appeared that the U.S. Federal Reserve (the “Fed”) would maintain its hawkish stance on monetary policy. The downturn erased 2018’s prior gains in U.S. markets and deepened losses in international markets. In January 2019, however, the Fed indicated that it would make further interest-rate increases “data-dependent,” and this led stocks to a strong rebound that persisted into 2019’s second quarter. Escalating trade tensions disrupted equity markets in May 2019, but U.S. stocks rebounded to new highs late in the reporting period, as investors began to anticipate an interest-rate cut by the Fed.

In fixed-income markets, returns were hampered early in the reporting period by rising interest rates and accelerating inflation. But with the return of stock market volatility in October 2018, a flight to quality led to a rise in prices for Treasury bonds that continued through the end of the year, leading to a flattening of the yield curve. In January 2019, the Fed’s shift away from a hawkish stance on interest rates caused bond markets to rally further, eventually causing the yield on the 10-year Treasury note to fall below that of short-term Treasuries, a condition that can indicate a decline in investor confidence in the economy.

Nevertheless, we believe that over the near term, the outlook for the U.S. remains positive, but we will monitor relevant data for any signs of a change. As always, we encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee LaRoche-Morris
President
BNY Mellon Investment Adviser, Inc.
August 15, 2019

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from inception through July 31, 2019, as provided by Makiko Togari, Miyuki Kashima, Masafumi Oshiden, Kazuya Kurosawa, and Yoshihiro Aoyama, Portfolio Managers

Market and Fund Performance Overview

For the period from inception through July 31, 2019, BNY Mellon Japan Womenomics Fund’s (formerly, Dreyfus Japan Womenomics Fund) Class A shares produced a total return of -10.48%, Class C shares produced a total return of -11.04%, Class I shares produced a total return of -10.24% and Class Y shares produced a total return of -10.24%.1 In comparison, the fund’s designated reference index, the Topix® Total Return Index (the “Index”), achieved a total return of -5.71% for the 11-month period ended July 31, 2019.2

Japanese equities lost value over the reporting period amid concerns over contracting Chinese spending, more protectionist U.S. trade policies, and fear of slowing developed market growth. Security selection shortfalls and overweight exposure to the retail industry dampened the fund’s results compared with those of the Index.

The Fund’s Investment Approach

The fund seeks long-term capital growth. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in securities of companies listed or principally traded on a recognized stock exchange in Japan that, in the view of the fund’s sub-adviser, benefit from the “Womenomics” initiative in Japan. This initiative seeks to enhance economic growth through the general economic empowerment of women and includes efforts to ease barriers to female employment outside the home, promote women to leadership positions, and close the gender pay gap. The fund invests principally in common stocks, but its equity investments also may include preferred stocks and convertible securities, and it may include investment in the stock of companies with any market capitalization.

The fund’s sub-adviser uses an investment process that combines fundamental analysis and security valuation within the Womenomics growth theme. Security selection reflects a growth-at-reasonable-price (GARP) style. Through fundamental, bottom-up research with a mid- to long-term view, the fund’s sub-adviser seeks to identify companies with investment attributes such as growth potential, the ability to deliver long-term earnings above market expectations, and attractive valuations. The fund’s sub-adviser selects for investment those Japanese companies it determines will benefit from the Womenomics initiative, such as companies that (i) actively employ and promote women to leadership positions and help close the gender pay gap or have determined to adopt such a strategy going forward, (ii) offer products or services designed for women, or (iii) benefit directly or indirectly from the economic empowerment of women. By selecting such companies for investment by the fund, the fund’s sub-adviser seeks investment opportunities that take advantage of societal and demographic changes in Japan and which the sub-adviser believes should benefit from the resultant growth of female economic power in Japan.

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

Despite Volatility, Long-Term Trends Remain Intact

Through late summer and early fall, many global equity markets felt pressure from slowing global growth, escalating trade issues between the U.S. and China, Brexit difficulties, and additional geopolitical issues elsewhere in Europe and the emerging markets. Volatility picked up in October, when renewed articulation of hawkish narratives by U.S. Federal Reserve officials spooked investors. After a brief November rebound, a “Santa Claus” rally failed to materialize in December. Instead, international equities reached new lows for the year as economic and political news once again unnerved investors. In Japan, the prospect of slowing Chinese growth and consumption rates added to a generally fearful investor mindset, contributing to the sell-off of the equity markets during the end of 2018. Markets saw a pickup in January but endured rising and falling prices for the remainder of the period.

Despite the volatility, several important long-term Japanese economic trends remain intact. First, after 20 years of stagnation and deflation, Prime Minister Shinzo Abe’s policies appear to have stoked improvement in the Japanese economy. The prime minister’s plan, known as Abenomics, began in 2012. Since the plan began, Japan’s nominal gross domestic product (GDP) has recovered to levels last seen in 1997. The country is also progressing towards its ¥600 trillion GDP target set by the government. At its first meeting of 2019, the Bank of Japan (the “BOJ”) announced it would maintain its negative short-term interest-rate target and its economic stimulus program. These actions are intended to support growth. At its most recent meeting at the end of July, the BOJ stated it would maintain the current interest-rate environment until the spring of 2020 and would act without hesitation to provide additional monetary easing if it became necessary. Another focus of Abenomics has been to encourage women to enter and remain in the workforce, further supporting the country’s economic growth rate. Japan’s rate of female employment growth has steadily increased since 2012. Despite recent volatility, these trends for long-term growth persist.

Retail Overweight and Stock Selection Dampened Results

The Index’s relative overweight to the retail sector was a contributor to negative performance during the reporting period. The industry was heavily affected by investor concerns over slowing Chinese consumer spending. Although Chinese retail tourism only accounts for a small portion of revenues for Japanese businesses, the negative sentiment regarding the slowdown in spending caused industry valuations to contract. One company affected by this trend was I.K Co., Ltd., which sells products through television commercials, shopping programs, and catalogs. The company has benefited from an expansion of sales of self-care products for women distributed through drug stores. A decline in domestic sales to Chinese tourists and a delay in receiving approval for cosmetics in China, in addition to higher marketing costs in Japan, pressured profits. The stock was one of the largest individual detractors from performance during the period. A position in Nippon Gas, which delivers gas in the Tokyo metropolitan area, was also among the leading detractors. Maternity leave, childcare leave and shorter working hours will be introduced to improve the working environment for women and the first female executive officer was appointed in April 2018. During the reporting period, operating profit for the fiscal year ended in March 2019 declined compared with the last fiscal year due to unfavorable weather conditions and increased marketing costs. However, the firm projects earnings recovery for the fiscal year ending in March 2020. Lastly, a position in Ryohin Keikaku, a retailer which manages MUJI stores all over the world, including China, also weighed on results. The stock price came under pressure after the company announced a downward revision to its sales forecast.

Conversely, several positions contributed positively to relative results. Kitanotatsujin is a retailer that sells various anti-aging products and healthy foods. The company enjoyed strong profit growth during the period due to robust sales of its cosmetics in the Japanese market. Chemical company Tokyo Ohka Kogyo was also among the top contributors. The semiconductor material company performed well due to an expected recovery in the semiconductor market. The company is committed to diversity and inclusion as well as the empowerment of women. Lastly, Otsuka was among the top individual contributors to results. The organization sells electrical equipment, develops software, and provides several information technology (IT) services for small and midsized companies in Japan. Otsuka is promoting IT system development to small companies in order to create a more women-friendly working environment. The appetite for capital expenditure has been resilient and demand for the company’s services has been significant due to the large number of companies which have recently invested in their technology by purchasing new PCs and updating their software. This has led to revenue and operating profit growth for Otsuka during the reporting period and financial results in the fiscal year ended in December 2018 were ahead of the company’s forecasts.

Positioned for Female Empowerment

We believe that Japanese society is evolving. As of the end of the reporting period, while the number of women in the Japanese workforce has increased, the vast majority are still part-time workers, and the number of women in managerial posts is significantly below that in the rest of the developed world. The gender wage gap is severe. As the quality of female employment continues to improve, we expect that the wage gap will shrink. We envision that over the long term, the empowerment of women will lead to increases in production and consumer spending, bolstering the country’s growth rates and economic health. We foresee that companies which take part in this trend will benefit from long-term increases in value. As the Womenomics program increases its footprint, we expect additional companies to adopt these practices, increasing our investable universe across a wide range of sectors and companies. We may use instances of market volatility and resulting reductions in price to add opportunistically to appropriate companies in the portfolio.

As of the end of the reporting period, the fund is currently overweight in the retail, services, and construction industries. We anticipate this will remain the case over the medium term, as we believe there is opportunity in these growth areas. The retail and services industries tend to be female-focused. They hire and promote women and make many products for the

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

female consumer. Construction has historically been an industry that does not hire or promote women. We believe this industry will have one of the largest rates of change in the employment and promotion of women, resulting in attractive opportunities for investment.

August 15, 2019

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures reflect the absorption of certain fund expenses pursuant to an agreement by BNY Mellon Investment Adviser, Inc. which may be terminated after December 1, 2020. Had these expenses not been absorbed, the returns would have been lower.

2 Source: Morningstar — The Topix® Total Return Index is a market capitalization-weighted index that is calculated based on all the domestic common stocks listed on the First Section of the Tokyo Stock Exchange. Investors cannot invest directly in any index. The fund is not managed to a benchmark index, nor will the fund’s portfolio have the same characteristics as its designated broad-based securities market index. For comparative purposes, the value of the Index as of 8/31/18 is used as the beginning value on 9/13/18.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund’s performance will be influenced by political, social, and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability, and differing auditing and legal standards. These risks are enhanced in emerging-market countries.

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Class A shares, Class C shares and Class I shares of BNY Mellon Japan Womenomics Fund with a hypothetical investment of $10,000 in the TOPIX® Total Return Index (the “Index”).

† Source: Morningstar

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in each of the Class A, Class C and Class I shares of BNY Mellon Japan Womenomics Fund on 9/13/18 (the fund’s inception date) to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The TOPIX® Total Return Index is a market capitalization-weighted index that is calculated based on all the domestic common stocks listed on the First Section of the Tokyo Stock Exchange. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Fees and Expenses section of the prospectus and elsewhere in this report.

FUND PERFORMANCE (Unaudited) (continued)

Comparison of change in value of a $1,000,000 investment in Class Y shares of BNY Mellon Japan Womenomics Fund with a hypothetical investment of $1,000,000 in the TOPIX® Total Return Index (the “Index”).

† Source: Morningstar

Past performance is not predictive of future performance.

The above graph compares a hypothetical $1,000,000 investment made in Class Y shares of BNY Mellon Japan Womenomics Fund on 9/13/18 (the fund’s inception date) to a hypothetical investment of $1,000,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses of the fund’s Class Y shares. The Index, unlike the fund, is a market capitalization-weighted index that is calculated based on all the domestic common stocks listed on the First Section of the Tokyo Stock Exchange. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Fees and Expenses section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 7/31/19
	Inception Date	From Inception
Class A shares
with maximum sales charge (5.75%)	9/13/18	-15.61%
without sales charge	9/13/18	-10.48%
Class C shares
with applicable redemption charge †	9/13/18	-11.93%
without redemption	9/13/18	-11.04%
Class I shares	9/13/18	-10.24%
Class Y shares	9/13/18	-10.24%
TOPIX® Total Return Index	8/31/18	-5.71%††

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† For comparative purposes, the value of the Index as of 8/31/18 is used as the beginning value on 9/13/18.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graphs and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Japan Womenomics Fund from February 1, 2019 to July 31, 2019. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended July 31, 2019

	Class A	Class C	Class I	Class Y
Expense paid per $1,000†	$6.17	$9.86	$4.94	$4.94
Ending value (after expenses)	$992.00	$988.40	$993.80	$993.80

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended July 31, 2019

	Class A	Class C	Class I	Class Y
Expense paid per $1,000†	$6.26	$9.99	$5.01	$5.01
Ending value (after expenses)	$1,018.60	$1,014.88	$1,019.84	$1,019.84

†Expenses are equal to the fund‘s annualized expense ratio of 1.25% for Class A, 2.00% for Class C, 1.00% for Class I and 1.00% for Class Y, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

July 31, 2019

Description	Shares		Value ($)
Common Stocks - 96.6%
Japan - 96.6%
Aeon Delight	1,900		56,421
Anest Iwata	6,600		55,388
Arata	1,600		51,767
Chubu Electric Power	2,800		39,481
Cresco	800		28,127
Dai-ichi Life Holdings	1,900		27,876
Daikin Industries	600		74,484
Dentsu	700		23,325
DIC	1,200		32,383
Disco	200		36,768
DKS	1,000		29,268
EM Systems	2,000		30,773
H.I.S	2,000		49,100
Hitachi	1,900		67,581
Hoosiers Holdings	7,000		39,819
I.K	4,500		18,170
Isuzu Motors	4,400		48,519
JINS	1,000		52,745
Kitanotatsujin	9,100		58,866
Kyowa Exeo	2,400		57,739
LINE	700	[a]	22,289
Lixil Viva	600		7,288
Mitsubishi Heavy Industries	1,300		53,678
Mitsubishi UFJ Financial Group	8,800		43,501
Nichias	2,700		48,281
Nichirei	1,100		25,388
Nidec	600		80,489
Nippon Gas	2,100		59,203
Nippon Telegraph & Telephone	1,500		67,700
NTT DOCOMO	1,200		28,770
ORIX	3,500		50,042
Otsuka	1,100		43,295
Penta-Ocean Construction	13,200		64,010
Pola Orbis Holdings	1,900		47,686
Recruit Holdings	1,500		51,046
Rinnai	500		33,683
Rohm	500		34,863
Ryohin Keikaku	200		35,568
S Foods	1,800		55,144
Sanrio	700		14,074
Santen Pharmaceutical	4,000		64,469

STATEMENT OF INVESTMENTS (continued)

Description		Shares		Value ($)
Common Stocks - 96.6% (continued)
Japan - 96.6% (continued)
SCSK		800		38,224
Shimizu		6,400		51,623
Sohgo Security Services		700		33,982
Subaru		2,000		46,523
Sumitomo Mitsui Financial Group		1,500		52,523
The 77 Bank		1,200		17,057
Tokyo Individualized Educational Institute		800		6,697
Tokyo Ohka Kogyo		1,600		54,196
Tokyu		3,400		59,603
Total Common Stocks (cost $2,381,923)				2,169,495
	1-Day Yield (%)
Investment Companies - 1.9%
Registered Investment Companies - 1.9%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $43,580)	2.28	43,580	[b]	43,580
Total Investments (cost $2,425,503)		98.5%		2,213,075
Cash and Receivables (Net)		1.5%		33,937
Net Assets		100.0%		2,247,012

a Non-income producing security.

b Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Capital Goods	21.6
Retailing	8.0
Commercial & Professional Services	6.3
Materials	5.2
Banks	5.0
Software & Services	4.9
Household & Personal Products	4.7
Utilities	4.4
Telecommunication Services	4.3
Automobiles & Components	4.2
Food, Beverage & Tobacco	3.6
Consumer Durables & Apparel	3.3
Semiconductors & Semiconductor Equipment	3.2
Technology Hardware & Equipment	3.0
Pharmaceuticals Biotechnology & Life Sciences	2.9
Transportation	2.7
Consumer Services	2.5
Diversified Financials	2.2
Media & Entertainment	2.0
Investment Companies	1.9
Health Care Equipment & Services	1.4
Insurance	1.2
98.5

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Investment Companies	Value 9/13/18 ($)	Purchases ($)	Sales ($)	Value 7/31/19 ($)	Net Assets (%)	Dividends/ Distributions ($)
Registered Investment Companies:
Dreyfus Institutional Preferred Government Plus Money Market Fund	-	2,869,700	2,826,120	43,580	1.9	2,243

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2019

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments
Unaffiliated issuers	2,381,923	2,169,495
Affiliated issuers	43,580	43,580
Cash denominated in foreign currency	23,704	23,589
Dividends and interest receivable		2,510
Tax reclaim receivable		153
Due from BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		22,289
Prepaid expenses		56,378
		2,317,994
Liabilities ($):
Unrealized depreciation on foreign currency transactions		32
Trustees fees and expenses payable		28
Accrued expenses		70,922
		70,982
Net Assets ($)		2,247,012
Composition of Net Assets ($):
Paid-in capital		2,505,138
Total distributable earnings (loss)		(258,126)
Net Assets ($)		2,247,012

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	223,851	222,378	903,403	897,380
Shares Outstanding	20,000	20,000	80,538	80,000
Net Asset Value Per Share ($)	11.19	11.12	11.22	11.22

See notes to financial statements.

STATEMENT OF OPERATIONS

From September 13, 2018 (commencement of operations) to July 31, 2019

Investment Income ($):
Income:
Cash dividends (net of $4,797 foreign taxes withheld at source):
Unaffiliated issuers	40,614
Affiliated issuers	2,243
Total Income	42,857
Expenses:
Management fee—Note 3(a)	15,184
Prospectus and shareholders’ reports	89,799
Professional fees	81,605
Registration fees	74,235
Custodian fees—Note 3(c)	2,504
Distribution fees—Note 3(b)	1,509
Shareholder servicing costs—Note 3(c)	1,224
Trustees’ fees and expenses—Note 3(d)	153
Loan commitment fees—Note 2	48
Miscellaneous	24,853
Total Expenses	291,114
Less—reduction in expenses due to undertaking—Note 3(a)	(268,308)
Net Expenses	22,806
Investment Income—Net	20,051
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(54,112)
Net realized gain (loss) on forward foreign currency exchange contracts	(13,127)
Net Realized Gain (Loss)	(67,239)
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	(212,575)
Net Realized and Unrealized Gain (Loss) on Investments	(279,814)
Net (Decrease) in Net Assets Resulting from Operations	(259,763)

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

From September 13, 2018 (commencement of operations) to July 31, 2019

Operations ($):
Investment income—net	20,051
Net realized gain (loss) on investments	(67,239)
Net unrealized appreciation (depreciation) on investments	(212,575)
Net Increase (Decrease) in Net Assets Resulting from Operations	(259,763)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	252,698
Class C	250,000
Class I	1,006,552
Class Y	1,000,000
Cost of shares redeemed:
Class A	(2,475)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	2,506,775
Total Increase (Decrease) in Net Assets	2,247,012
Net Assets ($):
Beginning of Period	-
End of Period	2,247,012
Capital Share Transactions (Shares):
Class A
Shares sold	20,227
Shares redeemed	(227)
Net Increase (Decrease) in Shares Outstanding	20,000
Class C
Shares sold	20,000
Net Increase (Decrease) in Shares Outstanding	20,000
Class I
Shares sold	80,538
Net Increase (Decrease) in Shares Outstanding	80,538
Class Y
Shares sold	80,000
Net Increase (Decrease) in Shares Outstanding	80,000

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

Period Ended
Class A Shares	July 31, 2019[a]
Per Share Data ($):
Net asset value, beginning of period	12.50
Investment Operations:
Investment income—net[b]	.09
Net realized and unrealized gain (loss) on investments	(1.40)
Total from Investment Operations	(1.31)
Net asset value, end of period	11.19
Total Return (%)[c,d]	(10.48)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[e]	14.51
Ratio of net expenses to average net assets[e]	1.25
Ratio of net investment income to average net assets[e]	.86
Portfolio Turnover Rate[c]	18.81
Net Assets, end of period ($ x 1,000)	224

a  From September 13, 2018 (commencement of operations) to July 31, 2019.

b Based on average shares outstanding.

c  Not annualized.

d  Exclusive of sales charge.

e Annualized.

See notes to financial statements.

Period Ended
Class C Shares	July 31, 2019[a]
Per Share Data ($):
Net asset value, beginning of period	12.50
Investment Operations:
Investment income—net[b]	.01
Net realized and unrealized gain (loss) on investments	(1.39)
Total from Investment Operations	(1.38)
Net asset value, end of period	11.12
Total Return (%)[c,d]	(11.04)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[e]	15.26
Ratio of net expenses to average net assets[e]	2.00
Ratio of net investment income to average net assets[e]	.12
Portfolio Turnover Rate[c]	18.81
Net Assets, end of period ($ x 1,000)	222

a  From September 13, 2018 (commencement of operations) to July 31, 2019.

b Based on average shares outstanding.

c  Not annualized.

d  Exclusive of sales charge.

e Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

Period Ended
Class I Shares	July 31, 2019[a]
Per Share Data ($):
Net asset value, beginning of period	12.50
Investment Operations:
Investment income—net[b]	.11
Net realized and unrealized gain (loss) on investments	(1.39)
Total from Investment Operations	(1.28)
Net asset value, end of period	11.22
Total Return (%)[c]	(10.24)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[d]	14.26
Ratio of net expenses to average net assets[d]	1.00
Ratio of net investment income to average net assets[d]	1.11
Portfolio Turnover Rate[c]	18.81
Net Assets, end of period ($ x 1,000)	903

a  From September 13, 2018 (commencement of operations) to July 31, 2019.

b Based on average shares outstanding.

c  Not annualized.

d Annualized.

See notes to financial statements.

Period Ended
Class Y Shares	July 31, 2019[a]
Per Share Data ($):
Net asset value, beginning of period	12.50
Investment Operations:
Investment income—net[b]	.11
Net realized and unrealized gain (loss) on investments	(1.39)
Total from Investment Operations	(1.28)
Net asset value, end of period	11.22
Total Return (%)[c]	(10.24)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[d]	14.25
Ratio of net expenses to average net assets[d]	1.00
Ratio of net investment income to average net assets[d]	1.11
Portfolio Turnover Rate[c]	18.81
Net Assets, end of period ($ x 1,000)	897

a  From September 13, 2018 (commencement of operations) to July 31, 2019.

b Based on average shares outstanding.

c  Not annualized.

d Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Japan Womenomics Fund (the “fund”) is a separate non-diversified series of BNY Mellon Opportunity Funds (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering three series, including the fund. The fund had no operations until September 13, 2018 (commencement of operations), other than matters relating to its organization and registration under the Act. The fund’s investment objective is to seek long-term capital growth. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. BNY Mellon Asset Management Japan Limited (the “Sub-Adviser”), a wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the fund’s sub-investment adviser.

Effective June 3, 2019, the fund changed its name from Dreyfus Japan Womenomics Fund to BNY Mellon Japan Womenomics Fund and the Company changed its name from Dreyfus Opportunity Funds to BNY Mellon Opportunity Funds. In addition, The Dreyfus Corporation, the fund’s investment adviser and administrator, changed its name to “BNY Mellon Investment Adviser, Inc.”, MBSC Securities Corporation, the fund’s distributor, changed its name to “BNY Mellon Securities Corporation” and Dreyfus Transfer, Inc., the fund’s transfer agent, changed its name to “BNY Mellon Transfer, Inc.”

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I and Class Y. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of July 31, 2019, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held all of the outstanding Class A, Class C and Class Y shares and 80,000 Class I shares of the fund.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

NOTES TO FINANCIAL STATEMENTS (continued)

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Trustees (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

The following is a summary of the inputs used as of July 31, 2019 in valuing the fund’s investments:

	Level 1- Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3- Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	-	2,169,495††	-	2,169,495
Investment Companies	43,580	-	-	43,580

† See Statement of Investments for additional detailed categorizations, if any.

†† Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

NOTES TO FINANCIAL STATEMENTS (continued)

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

The fund follows an investment policy of investing primarily in Japan. Because the fund’s investments are concentrated in Japan, the fund’s performance is expected to be closely tied to social, political and economic conditions within the country and to be more volatile than the performance of more geographically diversified funds.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended July 31, 2019, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended July 31, 2019, the fund did not incur any interest or penalties.

At July 31, 2019, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $5,664, accumulated capital losses $51,204 and unrealized depreciation $212,586.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to July 31, 2019. These short-term capital losses can be carried forward for an unlimited period.

During the period ended July 31, 2019, as a result of permanent book to tax differences, primarily due to the tax treatment for fund start-up costs, the fund increased total distributable earnings (loss) by $1,637 and decreased paid-in capital by the same amount. Net assets and net asset value per share were not affected by this reclassification.

(h) New Accounting Pronouncements: Effective June 1, 2019, the fund adopted Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $1.030 billion unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), a subsidiary of BNY Mellon and an affiliate of the Adviser, each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $830 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is in amount equal to $200 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the

NOTES TO FINANCIAL STATEMENTS (continued)

fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended July 31, 2019, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly. The Adviser has contractually agreed, from September 13, 2018 through December 1, 2020, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.00% of the value of the fund’s average daily net assets. On or after December 1, 2020, the Adviser, may terminate this expense limitation at any time. The reduction in expenses, pursuant to the undertaking, amounted to $268,308 during the period ended July 31, 2019.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Sub-Adviser serves as the fund’s sub-investment adviser responsible for the day-to-day management of the fund’s portfolio. The Adviser pays the sub-investment adviser a monthly fee at an annual percentage of the value of the fund’s average daily net assets. The Adviser has obtained an exemptive order from the SEC (the “Order”), upon which the fund may rely, to use a manager of managers approach that permits the Adviser, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-investment advisers who are either unaffiliated with the Adviser or are wholly-owned subsidiaries (as defined under the Act) of the Adviser’s ultimate parent company, BNY Mellon, without obtaining shareholder approval. The Order also allows the fund to disclose the sub-investment advisory fee paid by the Adviser to any unaffiliated sub-investment adviser in the aggregate with other unaffiliated sub-investment advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-investment advisory fee payable by the Adviser separately to a sub-investment adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to the Adviser. The Adviser has ultimate responsibility (subject to oversight by the Board) to supervise any sub-

investment adviser and recommend the hiring, termination, and replacement of any sub-investment adviser to the Board.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended July 31, 2019, Class C shares were charged $1,509 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended July 31, 2019, Class A and Class C shares were charged $505 and $503, respectively, pursuant to the Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. The fund had an arrangement with the custodian to receive earnings credits when positive cash balances were maintained, which were used to offset custody fees. Effective February 1, 2019, the arrangement with the custodian changed whereby the fund will no longer receive earnings credits to offset its custody fees and will receive interest income or overdraft fees going forward. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended July 31, 2019, the fund was charged $216 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity.

NOTES TO FINANCIAL STATEMENTS (continued)

During the period ended July 31, 2019, the fund was charged $2,504 pursuant to the custody agreement.

During the period ended July 31, 2019, the fund was charged $10,413 for services performed by the Chief Compliance Officer and his staff. These fees are included in Miscellaneous in the Statement of Operations.

The components of “Due from BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees $1,455, Distribution Plan fees $144, Shareholder Services Plan fees $96, custodian fees $805, Chief Compliance Officer fees $3,861 and transfer agency fees $22, which are offset against an expense reimbursement currently in effect in the amount of $28,672.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(e) A 2% redemption fee is charged and retained by the fund on certain shares redeemed within sixty days following the date of issuance subject to certain exceptions, including redemptions made through use of the fund’s exchange privilege. During the period ended July 31, 2019, redemption fees charged and retained by the fund amounted to $51.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and foreign currency exchange contracts (“forward contracts”), during the period ended July 31, 2019, amounted to $2,837,874 and $404,747, respectively.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of

Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. At July 31, 2019, there were no forward contracts outstanding.

The following summarizes the average market value of derivatives outstanding during the period ended July 31, 2019:

Average Market Value ($)
Forward contracts	8,358

At July 31, 2019, the cost of investments for federal income tax purposes was $2,425,514; accordingly, accumulated net unrealized depreciation on investments was $212,439, consisting of $86,351 gross unrealized appreciation and $298,790 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of BNY Mellon Japan Womenomics Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon Japan Womenomics Fund (the “Fund”) (one of the funds constituting BNY Mellon Opportunity Funds), including the statements of investments and investments in affiliated issuers, as of July 31, 2019, and the related statements of operations and changes in net assets for the period from September 13, 2018 (commencement of operations) through July 31, 2019, the financial highlights for the period from September 13, 2018 (commencement of operations) through July 31, 2019 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting BNY Mellon Opportunity Funds) at July 31, 2019, the results of its operations, the changes in its net assets and its financial highlights for the period from September 13, 2018 (commencement of operations) through July 31, 2019, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
September 26, 2019

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund elects to provide each shareholder with their portion of the fund’s foreign taxes paid and the income sourced from foreign countries. Accordingly, the fund hereby reports the following information regarding its fiscal year ended July 31, 2019:

- the total amount of taxes paid to foreign countries was $4,797

- the total amount of income sourced from foreign countries was $45,434.

Where required by federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign sourced income for the 2019 calendar year with Form 1099-DIV which will be mailed in early 2020.

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (75)

Chairman of the Board (2000)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 120

———————

Francine J. Bovich (68)

Board Member (2015)

Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., a real estate investment trust, Director (2014-present)

No. of Portfolios for which Board Member Serves: 70

———————

Gordon J. Davis (78)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Partner in the law firm of Venable LLP (2012-present)

Other Public Company Board Memberships During Past 5 Years:

• Consolidated Edison, Inc., a utility company, Director (1997-2014)

• The Phoenix Companies, Inc., a life insurance company, Director (2000-2014)

No. of Portfolios for which Board Member Serves: 53

———————

Andrew J. Donohue (69)

Board Member (2019)

Principal Occupation During Past 5 Years:

• Of Counsel, Shearman & Sterling LLP (September 2017-July 2019)

• Chief of Staff to the Chair of the SEC (2015-2017)

• Managing Director and Investment Company General Counsel of Goldman Sachs (2012-2015)

Other Public Company Board Memberships During Past 5 Years:

• Oppenheimer Funds (58 funds), Director (2017-2019)

No. of Portfolios for which Board Member Serves: 56

———————

Isabel P. Dunst (72)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Senior Counsel, Hogan Lovells LLP (2018-present; previously, Of Counsel, 2015-2018, Partner, 1990-2014)

No. of Portfolios for which Board Member Serves: 33

———————

J. Charles Cardona (63)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Retired. President and a Director of the Adviser (2008-2016), Chairman of the Distributor (2013-2016)

No. of Portfolios for which Board Member Serves: 33

———————

Nathan Leventhal (76)

Board Member (2009)

Principal Occupation During Past 5 Years:

• President Emeritus of Lincoln Center for the Performing Arts (2001-present)

• President of the Palm Beach Opera (2016-present)

• Chairman of the Avery Fisher Artist Program (1997-2014)

Other Public Company Board Memberships During Past 5 Years:

• Movado Group, Inc., Director (2003-present)

No. of Portfolios for which Board Member Serves: 47

———————

Robin A. Melvin (55)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois (2014-present; board member since 2013)

No. of Portfolios for which Board Member Serves: 97

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Roslyn M. Watson (69)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Principal, Watson Ventures, Inc., a real estate investment company (1993-present)

No. of Portfolios for which Board Member Serves: 56

———————

Benaree Pratt Wiley (73)

Board Member (2009)

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)

No. of Portfolios for which Board Member Serves: 76

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

Clifford L. Alexander, Jr., Emeritus Board Member
Whitney I. Gerard, Emeritus Board Member
George L. Perry, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

RENEE LAROCHE-MORRIS, President since January 2018.

President and a director of BNY Mellon Investment Adviser, Inc. since January 2018. She is an officer of 63 investment companies (comprised of 120 portfolios) managed by the Adviser. She is 48 years old and has been an employee of BNY Mellon since 2003.

JAMES WINDELS, Treasurer since November 2001.

Director- BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 60 years old and has been an employee of the Adviser since April 1985.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Adviser and Associate General Counsel and Managing Director of BNY Mellon since June 2015; Director and Associate General Counsel of Deutsche Bank – Asset & Wealth Management Division from June 2005 to June 2015, and as Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 47 years old and has been an employee of the Adviser since June 2015.

DAVID DIPETRILLO, Vice President since January 2018.

Head of North America Product, BNY Mellon Investment Management since January 2018, Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017; Head of US Retail Product and Channel Marketing, BNY Mellon Investment Management from January 2014 to December 2015. He is an officer of 63 investment companies (comprised of 120 portfolios) managed by the Adviser. He is 41 years old and has been an employee of BNY Mellon since 2005.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Managing Counsel of BNY Mellon and Secretary of the Adviser, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 53 years old and has been an employee of the Adviser since December 1996.

SONALEE CROSS, Vice President and Assistant Secretary since March 2018.

Counsel of BNY Mellon since October 2016; Associate at Proskauer Rose LLP from April 2016 to September 2016; Attorney at EnTrust Capital from August 2015 to February 2016; Associate at Sidley Austin LLP from September 2013 to August 2015. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. She is 31 years old and has been an employee of the Adviser since October 2016.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018; Trustee Associate at BNY Mellon Trust Company (Ireland) Limited from August 2013 to February 2016. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. She is 29 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon since December 2017, Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. She is 43 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 54 years old and has been an employee of the Adviser since October 1990.

PETER M. SULLIVAN, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 51 years old and has been an employee of the Adviser since April 2004.

OFFICERS OF THE FUND (Unaudited) (continued)

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Counsel of BNY Mellon since May 2016; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 to May 2016 and Assistant General Counsel at RCS Advisory Services from July 2014 to November 2015. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. She is 34 years old and has been an employee of the Adviser since May 2016.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager - BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 51 years old and has been an employee of the Adviser since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager- BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 55 years old and has been an employee of the Adviser since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 52 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 52 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Adviser, the BNY Mellon Family of Funds and BNY Mellon Funds Trust (64 investment companies, comprised of 143 portfolios). He is 62 years old and has served in various capacities with the Adviser since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor. She is an officer of 57 investment companies (comprised of 136 portfolios) managed by the Adviser. She is 51 years old and has been an employee of the Distributor since 1997.

NOTES

NOTES

NOTES

For More Information

BNY Mellon Japan Womenomics Fund

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Sub-Adviser

BNY Mellon Asset Management Japan Limited
(BNYMAM Japan)
Marunouchi Trust Tower Main
1-8-3 Marunouchi, Chiyoda-ku
Tokyo 100-0005, Japan

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols: Class A: DJWAX Class C: DJWCX Class I: DJWIX Class Y: DJWYX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.bnymellonim.com/us

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.bnymellonim.com/us and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2019 BNY Mellon Securities Corporation 4127AR0719

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").   Joseph S. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $0 in 2018 and $46,798 in 2019.

(b)  Audit-Related Fees.  The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2018 and $6,815 in 2019.  These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2018 and $0 in 2019.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $0 in 2018 and $0 in 2019.  These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies.  The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2018 and $0 in 2019.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2018 and $2 in 2019.  These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2018 and $0 in 2019.

(e)(1)  Audit Committee Pre-Approval Policies and Procedures.  The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2)  Note.  None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)  None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $20,695,521 in 2018 and $22,646,251 in 2019.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.           Exhibits.

(a)(1)    Code of ethics referred to in Item 2.

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)    Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Opportunity Funds

By:       /s/ Renee LaRoche-Morris

            Renee LaRoche-Morris

            President (Principal Executive Officer)

Date:    September 26, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Renee LaRoche-Morris

            Renee LaRoche-Morris

            President (Principal Executive Officer)

Date:    September 26, 2019

By:       /s/ James Windels

            James Windels

            Treasurer (Principal Financial Officer)

Date:    September 26, 2019

EXHIBIT INDEX

(a)(1)    Code of ethics referred to in Item 2.

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)